Exhibit 99.1 Enterprise Financial Services Corp Third Quarter 2019 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about future performance, operations, products and services. The ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: the ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which will change how we estimate credit losses and may increase the required level or our allowance for credit losses after adoption on January 1, 2020; uncertainty regarding the future of LIBOR; and other risks discussed under the caption “Risk Factors” under Part 1, Item 1A of our 2018 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on the Company’s website at www.enterprisebank.com under “Investor Relations.” 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 7.3 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial “C&I” Talent Loans $ Billion • Product Breadth 1.1 ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix New Mexico • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team JAMES B. LALLY KEENE S. TURNER SCOTT R. GOODMAN 51, President & Chief Executive 40, Executive Vice President 55, President, Officer, EFSC & Chief Financial Officer, EFSC Enterprise Bank & Trust Enterprise Tenure – 16 years Enterprise Tenure – 6 years Enterprise Tenure – 16 years DOUGLAS N. BAUCHE MARK G. PONDER NICOLE M. IANNACONE LOREN E. WHITE 49, Chief Credit Officer, 49, EVP, Chief Administrative 39, EVP, Chief Risk Officer & General 63, SVP, Human Resources, Enterprise Bank & Trust Officer, Enterprise Bank & Trust Counsel, Enterprise Bank & Trust Enterprise Bank & Trust Enterprise Tenure – 19 years Enterprise Tenure – 7 years Enterprise Tenure – 5 years Enterprise Tenure – 5 years 4

Differentiated Business Model: Built for Quality Earnings Growth FocusedTarget and Well-Defined Audience TargetedTailored Array Solutions of Banking ExperiencedExpertise Bankers and StrategyFocused Aimed and at Well-Defined Business Targetedand Wealth Array Management of Banking Experienced,Advisors Tenured Owners,Strategy Executives Aimed at andBusiness Servicesand Wealth to Meet Management our Client’s Bankers and Advisors Owners,Professionals. Professionals, and ServicesNeeds to Meet Our with Specialized Consumers Clients’ Needs Knowledge in Various Industries and Products 5

Four Urban Markets Phoenix Kansas City New Mexico St. Louis Arizona Kansas Loans 1 $388MM $785MM $663MM $2.4B Deposits 1 $202MM $784MM $1.0B $3.5B Branches 2 7 6 19 Deposit Market 32nd/0.17% 16th/1.29% 7th/3.23% 4th/4.59% Share 2, 3 JPMorgan Chase UMB Wells Fargo US Bancorp Primary Wells Fargo Commerce Bank of America Bank of America Competitors Bank of America Bank of America BOK Financial Corp Commerce 1 Does not include specialized banking 2 Source: 6/30/19 data, S&P Global Market Intelligence. 3 1st/80.05% for Los Alamos, New Mexico MSA and 5th/12.69% for Santa Fe, New Mexico MSA 6

Strategic Combination with Trinity Capital Corporation (“Trinity”) Closed March 8, 2019, Converted May 28, 2019 Trinity Overview ▪ Headquartered in Los Alamos, New Mexico, Trinity was founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory ▪ Operates 6 branches in 3 New Mexico MSAs 98% core deposits, with substantial and defensible deposit market share in Los Alamos and Santa Fe ▪ OCC consent order and Fed written agreement lifted in 4Q17 – 1Q18, positioning Trinity to focus on growth ▪ Total Assets: $1.2 billion ▪ Total Loans: $705 million (63% loans to deposits) ▪ Total Deposits: $1.1 billion (19 bps cost of deposits) Transaction Value (2) (3) $209 million; approximately $36 million in cash and $173 million in EFSC stock Price / Tangible Book Value: 1.98x Transaction Transaction Pricing (2) (4) Price / 2019E EPS: 16.9x; 9.5x including fully-phased after-tax cost savings Overview Core Deposit Premium: 9.4% EPS Accretion: 2019E Operating: ~3%; 2020E GAAP: ~8% Estimated Financial Impact (5) TBVPS Earnback Period: ~3 years Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31st, 2019, unless otherwise noted. (1) Deposit market share data as of June 30th, 2018, per the FDIC Summary of Deposits. (2) Transaction value based on EFSC’s closing share price of $43.07 on March 7, 2019. (3) Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share. (4) Tangible book value includes value of stock owned by Trinity’s ESOP; Core deposits defined as total deposits, less time deposits with balances greater than $250,000. (5) Operating EPS excludes ~$11.7 million after-tax merger charge. 7

Focused Loan Growth Strategies 5.1% Specialized Market Segments Represent 26% of 8.0% Total Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 9.0% 1.4% 2.6% Expectations for future growth includes continued focus in these specialized market segments. Total Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $266 million in loans $75 million in loans $136 million in loans outstanding related to $417 million in M&A $468 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 8

History of Strong C&I Growth $2,303 $2,036 In Millions 13% 5-Year CAGR $1,865 $1,624 $1,409 $1,230 Q3 ‘14 Q3 ‘15 Q3 ‘16 Q3 ‘17 Q3 ‘18 Q3 ‘19 9

Buying Process 10

Customer Focus Source: Greenwich Associates 11

Total Loan Trends In Millions 23% Total Loan Growth* $5,149 $5,228 $5,017 Trinity $682 $4,267 $4,350 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 *Note: 7% Excluding Acquisition of Trinity 12

Drivers of Loan Growth $399 Million $946 Million $237 Million $961 Million 6% 8% 11% 9% 3% 1% 5% 9% 12% 5% 14% 4% 4% 7% 5% 13% 37% 59% 13% 69% 64% 1% 25% 15% 1% Q3 2015 - Q3 2016 Q3 2016 - Q3 2017 Q3 2017 - Q3 2018 Q3 2018 - Q3 2019 Acquisition General C&I Commercial/Construction RE Tax Credits Agriculture Life Insurance Premium Finance Enterprise Value Lending Consumer & Other Residential RE 13

Attractive Deposit Mix Total Deposits DDA $5.6 Billion 23% • Significant DDA Composition • Stable Cost of Deposits Interest-Bearing Transaction 23% • Improving Core Funding Accounts 39% MMA & In Millions 15% Savings 25.2% 24.0% 21.4% 21.3% 23.0% $5,537 $5,559 $5,624 CD Trinity $4,588 $1,094 $4,210 Cost of Deposits 0.94% 34% Deposit Growth, 8% Excluding Acquisition of Trinity Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q3 2018 – Q3 2019 Deposits Trinity DDA % 14

Q3 2019 Brokered deposits: $603 Core Funding Mix Q3 2018 Brokered deposits: $529 In Millions Commercial Business Banking Consumer $1,714 $1,868 $515 $789 $1,453 $2,364 47% 37% 14% 16% 39% 47% 4% 11% 8% 38% 35% 7% 16% 15% 10% 17% 24% 22% 20% 11% 20% 32% 17% 23% 54% 55% 41% 42% 31% 23% 6% Q3 2018 Q3 2019 Q3 2018 Q3 2019 Q3 2018 Q3 2019 Cost of Funds1 Commercial Business Banking Consumer Brokered Core 0.69% 0.19% 0.58% Time Deposit 1.10% 1.29% 1.76% Total 0.70% 0.24% 0.86% 1.82% 1As of September 30th, 2019 15

Financial Scorecard Q3 2019 Compared to Q3 2018 11% Continued Growth in EPS 31% 5 bps 1% Drive Net Interest Defend Core Net Achieve Further Income Growth in Interest Margin1 Improvement in Core Dollars with Favorable Operating Leverage1 Loan Growth Trends 34% Enhance Deposit Levels to Support Growth EPS: $1.08 ROAA: 1.60% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 16

Earnings Per Share Trend - Q3 2019 Changes in EPS $0.30 $(0.01) $0.03 $0.05 $0.03 $1.08 $0.68 Q2 ‘19 Incremental Noninterest Noninterest Merger-Related Change in Q3 ‘19 Accretion Income Expense Expenses Shares/ETR 17

Net Interest Income Trend In Millions 3.74% 3.77% 3.79% 3.80% 3.69% $61.7 $63.0 $60.8 $60.9 $50.6 $52.3 $48.1 $51.2 $47.6 $48.5 28% Core NII Growth Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 18

Credit Trends for Loans Net Charge-offs Total Loan Growth (1) In Millions 26 bps $132 23 bps $83 $79 16 bps 8 bps 8bps $(9) $(15) Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Provision for Loan Losses Q3 2019 EFSC Peer(2) In Millions NPAs/Assets = 0.33% 0.62% $2.3 $2.1 NPLs/Loans = 0.30% 0.77% $1.8 $1.7 ALLL/NPLs = 286.2% 124.0% $1.5 ALLL/Loans = 0.85% 0.91% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 (1) Excludes Trinity (2) Peer median data as of 6/30/2019 (source: S&P Global Market Intelligence) 19

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $13.6 $1.2 $12.0 $0.6 $4.0 $10.7 $4.0 $2.9 $2.3 $9.2 $1.0 $8.4 $0.2 $0.2 $2.9 $2.3 $0.2 $1.4 $1.7 $0.4 $0.2 $2.4 $2.5 $2.3 $0.2 $0.2 $1.8 $1.8 $1.8 $0.3 $0.4 $1.7 $0.1 $0.3 $3.4 $3.2 $1.4 $0.3 $0.2 $3.0 $2.9 $2.9 $0.2 $0.2 $0.4 $2.4 $1.9 $1.4 $2.7 $2.7 $1.0 $1.0 $2.0 $2.0 $2.0 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 20

Operating Expenses Trend 54.1% 52.2% 53.3% 51.7% 49.8% $49.1 In Millions $10.3 $39.8 $38.2 $7.3 $0.4 $29.9 $30.7 $1.3 $20.7 $0.7 $20.8 $19.4 $16.3 $16.6 $3.2 $3.2 $2.4 $2.4 $2.6 $14.9 $13.8 $10.5 $10.4 $10.5 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 21

Positive Momentum in Earnings Per Share $1.08 $1.02 $0.97 $0.95 Five-Year CAGR 21% $0.90 $0.69 $0.67 $0.67 $0.68 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.32 $0.30 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 163% EPS Growth from Q3 2014 to Q3 2019 Note: Q3 2019, Q2 2019, Q1 2019, Q4 2018, Q1 2017, Q2 2017, and Q4 2016 include merger related charges. Q4 2017 includes the impact of deferred tax asset charges due to tax reform. 22

Five-Year Financial Highlights In Thousands, except per share data 2019 YTD 2018 2017 2016 2015 Net Interest Income $177,104 $191,905 $177,304 $135,495 $120,410 Total Noninterest Income $34,758 $38,347 $34,394 $29,059 $20,675 Net Income $63,649 $89,217 $48,190 $48,837 $38,450 Earnings Per Share (diluted) $2.45 $3.83 $2.07 $2.41 $1.89 Adjusted Earnings Per Share $3.78 (diluted)(1) $2.99 $2.77 $2.45 $1.89 Return on Average Tangible 14.42% Common Equity(1) 15.16% 19.83% 11.63% 12.77% Return on Average Assets 1.26% 1.64% 0.97% 1.29% 1.14% Total Assets $7,346,791 $5,645,662 $5,289,225 $4,081,328 $3,608,483 (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 23

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions ROATCE* Capital Uses the Past 5 Years** 22.0% $350 $314 20.0% $300 $277 19.59% 19.83% $250 18.0% 18.50% $200 16.0% 14.67% $150 15.52% 14.0% 15.16% 12.77% 14.42% $100 $53 $48 12.0% 11.63% $50 10.0% $0 h A e s 2015 2016 2017 2018 2019 YTD t & as d ow M h en r rc id G u iv ep D R Reported re ha S Excluding one-time tax and merger-related items *A Non-GAAP Measure, Refer to Appendix for Reconciliation **For the period of Q3 2014 to Q3 2019 24

Enterprise Financial Services Corp • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3 Year 5 Year 158% 84% 35% 30% EFSC Index EFSC Index Total Shareholder Return Note: Index = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 9/30/2019 25

3rd Quarter 2019 EFSC Investor Presentation Appendix

Effective Tax Rate Reconciliation YTD 2019 2018 Federal Tax Rate 21.00% 21.00% State Tax, Net of Federal Benefit 2.19% 2.32% Excess Tax Benefits (0.60)% (1.56)% Tax Credit Investments (0.98)% (4.66)% Merger Expenses 0.60% —% Other Tax Adjustments (2.07)% 0.23% Pre-DTA Effective Tax Rate 20.14% 17.33% Impact of Tax Law Changes —% (2.64)% Ending Effective Tax Rate 20.14% 14.69% 27

Earnings Per Share Trend - 2019 Year to Date Changes in EPS $0.26 $0.10 $(0.02) $1.23 $(0.77) $(0.66) $(0.50) $2.81 $2.45 2018 Net Interest Incremental Loan Loss Noninterest Noninterest Merger-Related Change in 2019 Income Accretion Provision Income Expense Expense Shares/ETR 28

Balance Sheet Positioned for Growth Modest Asset High-quality, 60% Floating Cash-flowing 8.54% Sensitivity 23.0% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 4.1%) Duration Average Assets* Duration *A Non-GAAP Measure, Refer to Appendix for Reconciliation 29

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $85 2017 2018 2019 Q3 FDIC-Assisted Million in Net Transactions Earnings Since $8,106 $8,079 $5,588 Since December Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with Contribution to $21 Million of the FDIC in December 2015 Future Earnings Remaining with Estimated Contractual Future Cash Flows with $9 Million Accretable Yield Early termination charge from Q4 2015 of $6 Million Carrying Value earned back 100% in Q1 2016 Accretable yield estimate as of 9/30/2019 30

Capital Maintenance Tangible Common Equity/Tangible Assets* • 2,000,000 Share Common Stock Repurchase Plan • 646,139 Remaining Shares Under Authorization 8.69% 8.88% 8.76% 8.66% 8.54% 8.14% • No Specified End Date • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support 2014 2015 2016 2017 2018 Q3 2019 Growth Plans • $0.17 4th Quarter 2019 Dividend *A Non-GAAP Measure, Refer to Appendix for Reconciliation 31

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as net interest margin, efficiency ratios, return on average assets, return on average equity, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest margin, core efficiency ratio, return on average assets, return on average equity, and return on average tangible common equity, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non- GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 32

Reconciliation of Non-GAAP Financial Measures For the Quarter ended For the Nine Months ended Sep 30, Jun 30, Mar 31, Dec 31, Sep 30, Sep 30, Sep 30, ($ in thousands, except per share data) 2019 2019 2019 2018 2018 2019 2018 CORE PERFORMANCE MEASURES Net interest income $ 63,046 $ 61,715 $ 52,343 $ 50,593 $ 48,093 $ 177,104 $ 141,312 Less: Incremental accretion income 2,140 910 1,157 2,109 535 4,207 1,592 Core net interest income 60,906 60,805 51,186 48,484 47,558 172,897 139,720 Total noninterest income 13,564 11,964 9,230 10,702 8,410 34,758 27,645 Less: Other income from non-core acquired assets 1,001 2 365 10 7 1,368 1,038 Less: Gain on sale of investment securities 337 — — — — 337 9 Less: Other non-core income — 266 — 26 — 266 649 Core noninterest income 12,226 11,696 8,865 10,666 8,403 32,787 25,949 Total core revenue 73,132 72,501 60,051 59,150 55,961 205,684 165,669 Total noninterest expense 38,239 49,054 39,838 30,747 29,922 127,131 88,284 Less: Other expenses related to non-core acquired loans 18 103 103 40 12 224 (203) Less: Facilities disposal — — — — — — 239 Less: Merger related expenses 393 10,306 7,270 1,271 — 17,969 — Less: Non-recurring excise tax — — — — 682 — 682 Core noninterest expense 37,828 38,645 32,465 29,436 29,228 108,938 87,566 Core efficiency ratio 51.73% 53.30% 54.06% 49.77% 52.23% 52.96% 52.86% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT) Net interest income $ 63,483 $ 62,109 $ 52,595 $ 50,786 $ 48,299 $ 178,187 $ 141,939 Less: Incremental accretion income 2,140 910 1,157 2,109 535 4,207 1,592 Core net interest income $ 61,343 $ 61,199 $ 51,438 $ 48,677 $ 47,764 $ 173,980 $ 140,347 Average earning assets $6,604,083 $6,453,005 $5,510,489 $5,118,319 $5,072,573 $6,193,197 $5,015,471 Reported net interest margin 3.81% 3.86% 3.87% 3.94% 3.78% 3.85% 3.78% Core net interest margin 3.69% 3.80% 3.79% 3.77% 3.74% 3.76% 3.74% 33

Reconciliation of Non-GAAP Financial Measures For the Year ended December 31, December 31, December 31, December 31, ($ in thousands, except per share data) 2018 2017 2016 2015 CORE PERFORMANCE MEASURES Net interest income $ 191,905 $ 177,304 $ 135,495 $ 120,410 Less: Incremental accretion income 3,701 7,718 11,980 12,792 Core net interest income 188,204 169,586 123,515 107,618 Total noninterest income 38,347 34,394 29,059 20,675 Less: Gain on sale of other real estate from non-core acquired loans 1,048 (6) 1,565 107 Less: Other income from non-core acquired assets — — 621 — Less: Gain on sale of investment securities 9 22 86 23 Less: Change in FDIC loss share receivable — — — (5,030) Less: Other non-core income 675 — — — Core noninterest income 36,615 34,378 26,787 25,575 Total core revenue 224,819 203,964 150,302 133,193 Total noninterest expense 119,031 115,051 86,110 82,226 Less: Merger related expenses 1,271 6,462 1,386 — Less: Other expenses related to non-core acquired loans (163) 240 1,094 1,558 Less: Facilities disposal charge 239 389 1,040 — Less: Executive severance — — 332 — Less: FDIC loss share termination — — — 2,436 Less: FDIC clawback — — — 760 Less: Non-recurring excise tax 682 — — — Less: Other non-core expenses — — 41 — Core noninterest expense 117,002 107,960 82,217 77,472 Core efficiency ratio 52.04% 52.93% 54.7% 58.17% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT) Net interest income $ 192,725 $ 179,114 $ 137,261 $ 122,141 Less: Incremental accretion income 3,701 7,718 11,980 12,792 Core net interest income $ 189,024 $ 171,396 $ 125,281 $ 109,349 Average earning assets $ 5,041,395 $ 4,611,671 $ 3,570,186 $ 3,163,339 Reported net interest margin 3.82% 3.88% 3.84% 3.86% Core net interest margin 3.75% 3.72% 3.51% 3.46% 34

Reconciliation of Non-GAAP Financial Measures Tangible Common Equity Ratio September December 31, December 31, December 31, December 31, December 31, (in thousands) 30, 2019 2018 2017 2016 2015 2014 Total shareholders' equity $ 846,095 $ 603,804 $ 548,573 $ 387,098 $ 350,829 $ 316,241 Less: Goodwill 211,251 117,345 117,345 30,334 30,334 30,334 Less: Intangible assets 27,626 8,553 11,056 2,151 3,075 4,164 Tangible common equity $ 607,218 $ 477,906 $ 420,172 $ 354,613 $ 317,420 $ 281,743 Total assets $ 7,346,791 $ 5,645,662 $ 5,289,225 $ 4,081,328 $ 3,608,483 $ 3,277,003 Less: Goodwill 211,251 117,345 117,345 30,334 30,334 30,334 Less: Intangible assets 27,626 8,553 11,056 2,151 3,075 4,164 Tangible assets $ 7,107,914 $ 5,519,764 $ 5,160,824 $ 4,048,843 $ 3,575,074 $ 3,242,505 Tangible common equity to tangible assets 8.54% 8.66% 8.14% 8.76% 8.88% 8.69% Average Shareholders’ Equity and Average Tangible Common Equity For the Nine Months ended For the Year ended September 30, December 31, December 31, December 31, December 31, December 31, (in thousands) 2019 2018 2017 2016 2015 2014 Average shareholder’s equity $ 773,843 $ 576,960 $ 532,306 $ 371,587 $ 335,095 $ 301,756 Less: Average goodwill 188,231 117,345 106,850 30,334 30,334 30,334 Less: Average intangible assets 24,327 9,763 10,998 2,591 3,596 4,766 Average tangible common equity $ 561,285 $ 449,852 $ 414,458 $ 338,662 $ 301,165 $ 266,656 35

Reconciliation of Non-GAAP Financial Measures Impact of Merger-Related and Tax Items For the Nine Months ended For the Year ended September December December December December (in thousands, except per share data) 30, 2019 31, 2018 31, 2017 31, 2016 31, 2015 IMPACT OF MERGER-RELATED AND TAX ITEMS Net income - GAAP $ 63,649 $ 89,217 $ 48,190 $ 48,837 $ 38,450 Merger related expense 17,969 1,271 6,462 1,386 — Related tax effect (3,963) (314) (2,456) (527) — Deferred tax asset revaluation charge due to U.S. corporate income tax reform — — 12,117 — — Subsidiary dividend timing election, net — (2,036) — — — Adjusted net income - Non-GAAP $ 77,655 $ 88,138 $ 64,313 $ 49,696 $ 38,450 Average assets $ 6,749,988 $ 5,436,963 $ 4,980,229 $ 3,796,478 $ 3,381,831 Return on average assets - GAAP net income 1.26% 1.64% 0.97% 1.29% 1.14% Return on average assets - Adjusted net income 1.54 1.62 1.29 1.31 1.14 Average shareholder’s equity $ 773,843 $ 576,960 $ 532,306 $ 371,587 $ 335,095 Return on average equity - GAAP net income 11.00% 15.46% 9.05% 13.14% 11.47% Return on average equity - Adjusted net income 13.42 15.28 12.08 13.37 11.47 Average tangible common equity $ 561,285 $ 449,852 $ 414,458 $ 338,662 $ 301,165 Return on average tangible common equity - GAAP net income 15.16% 19.83% 11.63% 14.42% 12.77% Return on average tangible common equity - Adjusted net income 18.50 19.59 15.52 14.67 12.77 Average diluted common shares outstanding 25,976 23,289 23,249 20,290 20,317 Earnings per share - GAAP net income $ 2.45 $ 3.83 $ 2.07 $ 2.41 $ 1.89 Earnings per share - Adjusted net income 2.99 3.78 2.77 2.45 1.89 36

3rd Quarter 2019 EFSC Investor Presentation Q&A For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233